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                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of May 22, 1995, is entered into among Metro Traffic Control, Inc., a Maryland corporation, Metro Networks, Ltd., a Texas limited partnership (collectively, the "Borrowers"), the banks listed on the signature pages hereto (collectively, the "Lenders"), and NationsBank of Texas, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").

                                   BACKGROUND

     Borrowers, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of October 21, 1994, as modified by that certain Letter Agreement dated as of February 6, 1995 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrowers, Lenders and Administrative Lender covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. Upon the satisfaction of the conditions of effectiveness set forth in Section 4 of this First Amendment, the following provisions of the Credit Agreement shall be amended as set forth below:

          (a) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "'Commitment' shall mean $19,211,000, as reduced from time to time pursuant to Section 2.6 hereof."

          (b) The definition of "Commitment Reduction Date" set forth in Section
     1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "'Commitment Reduction Date' shall mean the last Business Day of December, 1995."

          (c) Section 2.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(c) Scheduled Reductions. On each Quarterly Date, commencing on the Commitment Reduction Date, through the last Business Day of September 1999, the Commitment outstanding on the Commitment Reduction Date shall automatically reduce by an amount equal to the percentage reduction that the
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          Commitment is to reduce on the Quarterly Date pursuant to the table below. Notwithstanding the foregoing, on the Maturity Date, the Commitment shall automatically reduce to zero.

          Quarterly Date                   % Reduction
          --------------                   -----------
          December 1995                        6.25%
          March 1996                           6.25%
          June 1996                            6.25%
          September 1996                       6.25%
          December 1996                        6.25%
          March 1997                           6.25%
          June 1997                            6.25%
          September 1997                       6.25%
          December 1997                        6.25%
          March 1998                           6.25%
          June 1998                            6.25%
          September 1998                       6.25%
          December 1998                        6.25%
          March 1999                           6.25%
          June 1999                            6.25%
          September 1999                       6.25% and any remaining balance
                                               such that the Commitment shall be
                                               zero"

     2. WAIVER. For a period commencing upon the satisfaction of the conditions of effectiveness set forth in Section 4 of this First Amendment and ending on July 21, 1995, Lenders waive the Event of Default existing as a result of Borrowers' failure to comply with Section 5.12 of the Credit Agreement.

     3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1, and the waiver contemplated by the foregoing Section 2:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) such Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby,

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constitute the legal, valid and binding obligations of such Borrower, enforceable in accordance with their respective terms; and

     (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by such Borrower of this First Amendment or the acknowledgement of the First Amendment by any Guarantor.

     4. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of May 22, 1995, subject to the following:

     (a) Administrative Lender shall have received counterparts of this First Amendment executed by each Lender;

     (b) Administrative Lender shall have received counterparts of this First Amendment executed by each Borrower and acknowledged by each Guarantor;

     (c) each Lender shall have received a duly executed Note, payable to the order of such Lender and in an amount for such Lender equal to its Specified Percentage of the Commitment (as amended hereby);

     (d) Administrative Lender shall have received new Intercompany Notes in the amount of the Commitment (as amended hereby) duly endorsed in favor of the Administrative Lender;

     (e) Administrative Lender shall have received a certificate of an officer acceptable to the Lenders, certifying as to the incumbency of the officers signing this First Amendment and the Notes and including a copy of the resolutions of each Borrower authorizing the execution and delivery of this First Amendment and the Notes; and

     (f) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

     5. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each of the Guarantors acknowledges this First Amendment and agrees that its obligations in respect of its Subsidiary Guaranty are not released, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein.

     6. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.




                                     - 3 -
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     (b) The Credit Agreement, as amended by this First Amendment, and all other
Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7. COSTS EXPENSES AND TAXES. Each Borrower agrees, jointly and severally, to pay on demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Borrower and each Lender and their respective successors and assigns.

     10. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================


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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.

                                   METRO TRAFFIC CONTROL, INC.

                                   By: /s/ Curtis H. Coleman
                                       -----------------------------------
                                       Curtis H. Coleman
                                       Vice President/Treasurer

                                   METRO NETWORKS, LTD.

                                   By: METRO TRAFFIC CONTROL, INC.,
                                       its general partner

                                       By: /s/ Curtis H. Coleman
                                           -----------------------------------
                                           Curtis H. Coleman
                                           Vice President/Treasurer

                                   NATIONSBANK OF TEXAS, N.A.,
                                   as Administrative Lender, as Lender and as Issuing Bank

                                   By: /s/ Chad Coben
                                       --------------------------------
                                       Chad Coben, Vice President


                                      -5-
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ACKNOWLEDGED AND AGREED:

METRO RECIPROCAL, INC.
METRO VIDEO NEWS, INC.
TRAFFICSCAN, INCORPORATED
MTC GP, INC.
SKYVIEW BROADCASTING NETWORKS, INC.
AIRBORNE BROADCAST CONSULTANTS, INC.

By: /s/ Curtis H. Coleman
    -----------------------------------
    Name: Curtis H. Coleman
    Title: Vice President/Treasurer


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